EXHIBIT 32


                                  CERTIFICATION

     In connection with the Amended Annual Report of Bravo Resource Partners Ltd. (the "Company") on Form 10-KSB/A for the year ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Tyrone R. Carter, the Chief Executive Officer and Tamela Miller-Carlson, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date:  September 15, 2005

                         By:  /s/ Tyrone R. Carter
                              --------------------------------------------------
                              Tyrone R. Carter, Chief  Executive Officer


                              /s/ Tamela Miller-Carlson
                              --------------------------------------------------
                              Tamela Miller-Carlson, Principal Financial Officer